UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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MASSROOTS, INC.

(Name of Registrant As Specified In Its Charter)

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MASSROOTS, INC.

1624 Market Street, Suite 201

Denver, CO 80202

December 16, 2015

NOTICE OF ACTION BY WRITTEN

CONSENT OF MAJORITY SHAREHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A

PROXY. THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Dear Shareholders:

We are furnishing this notice and the accompanying Information Statement to all holders of record of shares of common stock of MassRoots, Inc. (the “Company”) as of close of business on November 25, 2015 (“Record Date”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules promulgated by the U.S. Securities and Exchange Commission thereunder. The purpose of this information statement is to notify you that, by written consent, dated December 9, 2015, the holders of 63.7% of our outstanding shares of common stock of the Company on the Record Date authorized or approved the following actions:

•	The election of Isaac Dietrich, Stewart Fortier, Tripp Keber, Ean Seeb, and TerenceFitch as directors to serve on the Company’s Board of Directors for a one year term and until their respective successors are duly elected and qualified;
•	The ratification of the appointment of L&L CPAS, PA, formerly Bongiovanni & Associates, PA, to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and
•	The approval of the Company’s 2015 Equity Incentive Plan.

Your vote or consent is not requested or required. This is not a notice of special meeting of shareholders and no shareholders meeting will be held to consider any matter which is described herein. Our Board of Directors is not soliciting your proxy. Section 228 of the Delaware General Corporation Law and Article I, Section 10, of the Company’s by-laws provide that any action required or permitted to be taken at an annual meeting of shareholders may be taken without a meeting if shareholders holding at least a majority of the voting power sign a written consent approving the action. The written consent of a majority of the outstanding shares of common stock of the Company is sufficient to approve these matters.

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED TO SHAREHOLDERS ON OR ABOUT DECEMBER 16, 2015. WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

/s/ Isaac Dietrich

Isaac Dietrich

Chief Executive Officer

INFORMATION STATEMENT

December 16, 2015

MASSROOTS, INC.

1624 Market Street, Suite 201

Denver, CO 80202

Telephone: (770) 784-4711

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

ABOUT THIS INFORMATION STATEMENT

GENERAL INFORMATION

This Information Statement (this “Information Statement”) has been filed with the United States Securities and Exchange Commission (the “SEC”) and is being mailed or otherwise furnished to the registered holders of the common stock, no par value (“Common Stock”), of MassRoots, Inc. (the “Company”), solely for the purpose of informing you, as one of our shareholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that, upon approval by the Company’s Board of Directors (the “Board”) on December 9, 2015, the holders of a majority of the issued and outstanding shares of Common Stock (the “Majority Shareholders”) have executed a written consent approving the corporate actions described herein (the “Written Consent”). The Record Date for determining the shareholders entitled to receive this Information Statement was November 25, 2015, at which time the Company had 46,459,966 shares of Common Stock, no par value, issued and outstanding. The Common Stock represents the only voting securities of the Company.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 was filed with the SEC on March 31, 2015 (the “2014 Annual Report”) is available on the Company’s website or upon request by contacting us at MassRoots, Inc., 1624 Market Street, Suite 201, Denver, CO 80202; Attn: Investor Relations.. The following questions and answers provide information about this Information Statement. All references to “we,” “us,” “our,” “the Company,” “MassRoots” or similar terms in this information statement refer to MassRoots, Inc.

Why have I received these materials?

Pursuant to Section 14 of the Exchange Act, we are required to provide this Information Statement to all holders of our voting stock as of November 25, 2015 (the “Record Date”), to inform them that on December 9, 2015, the Majority Shareholders, by the Written Consent, took certain actions that normally require a meeting of shareholders, as permitted under our By-Laws and Delaware law.

This Information Statement is being provided to you because you are a holder of our Common Stock as of the Record Date. As of the Record Date, 46,459,966 shares of Common Stock were issued and outstanding and no shares of preferred stock were issued or outstanding.

What actions did the majority of shareholders approve or authorize?

The Majority Shareholders approved and/or authorized the following actions by the Written Consent:

1.	The election of Isaac Dietrich, Stewart Fortier, Tripp Keber, Ean Seeb, and TerenceFitch as directors to serve on the Company’s Board of Directors for a one year term and until their respective successors are duly elected and qualified;
2.	The ratification of the appointment of L&L CPAS, PA, formerly Bongiovanni & Associates, PA, to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and
3.	The approval of the Company’s 2015 Equity Incentive Plan.

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Under the rules of the SEC, the above actions cannot become effective until at least 20 days after this Information Statement has been distributed to the stockholders of the Company.

How many votes were needed for the approval or authorization of these actions?

Directors are elected by the shareholders. Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. The ratification of L&L CPAS, PA, formerly Bongiovanni & Associates, PA as our independent registered public accounting firm, and the approval of the Company’s 2015 Equity Incentive Plan require the affirmative vote or written consent of a majority of the shares present in person or by proxy, or, if by written consent, a majority of those shares entitled to vote at a meeting of shareholders.

Is it necessary for me to do anything?

No. No other votes or written consents are necessary or required. Under the rules of the SEC, these actions cannot become effective until at least 20 days after this Information Statement has been distributed to the shareholders of the Company.

No Dissenter’s Right of Appraisal

The Company’s shareholders do not have dissenter’s rights of appraisal in connection with any matters discussed in this Information Statement.

Who is paying for this Information Statement?

We, the Company, are paying for the costs of preparing and mailing this Information Statement.

NOTICE OF ACTIONS TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF SHAREHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IN LIEU OF AN ANNUAL MEETING OF THE SHAREHOLDERS.

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OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capital stock consisted of 200,000,000 shares of Common Stock, no par value, of which 46,459,966 shares of Common Stock, no par value, were issued and outstanding.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the Company’s shareholders. However, because the Majority Shareholders have voted in favor of the foregoing proposals by resolution dated December 9, 2015, and having sufficient voting power to approve such proposals through their ownership of Common Stock, no other shareholder consents will be solicited in connection with this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of common stock by: (i) each director, (ii) each of the executive officers of the Company, (iii) all current directors and executive officers as a group, and (iv) each stockholder known to the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock.

Each of the Company’s outstanding convertible debentures into common stock and warrants to purchase common stock include a provision which prevents the Company from effecting the conversion or exercise of the respective debenture or warrant, to the extent that, as a result of such conversion or exercise, the holder beneficially owns more than 4.99%, in the aggregate, of the issued and outstanding shares of the Company's common stock calculated immediately after giving effect to the issuance of shares of common stock upon the conversion or exercise (collectively, the “4.99% Blocker”).

Unless otherwise indicated in the footnotes to the table, all information set forth in the table is as of November 25, 2015, and the address for each director and executive officer of the Company is: c/o MassRoots, Inc., 1624 Market Street, Suite 201, Denver, CO 80202. The addresses for the greater than 5% stockholders are set forth in the footnotes to this table.

	Number of Shares Beneficially Owned (1)		Percentage Outstanding (2)
Directors and Officers
Isaac Dietrich	17,703,831	(3)	38.54%
Stewart Fortier	3,685,976	(4)	8.02%
Daniel Hunt	367,500	(15)	0.78%
Ean Seeb	628,333	(12)	1.27%
Tripp Keber	583,333	(13)	1.17%
Jesus Quintero	100,000		0.22%
Terence Fitch	—	(17)	—

All directors and named executive officers as a group (7 persons)	23,068,973		48.78%

5% Stockholders
Douglas Leighton (5)	10,646,238	(6)	19.00% (7)
Michael Novielli (8)	7,930,469	(9)	14.67% (7)
Dutchess Opportunity Fund II, LP (10)	7,180,469	(11)	13.47% (7)
Hyler Fortier (14)	4,569,970		9.84%
Tyler Knight (16)	3,655,976		7.87%

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(1)	The Company believes that each stockholder has sole voting and investment power with respect to the shares of common stock listed, except as otherwise noted. The number of shares beneficially owned by each stockholder is determined under rules of the SEC, and the information is not necessarily indicative of ownership for any other purpose. Under these rules, beneficial ownership includes (i) any shares as to which the person has sole or shared voting power or investment power and (ii) any shares which the individual has the right to acquire within 60 days after November 25, 2015 through the exercise of any stock option, warrant, conversion of preferred stock or other right, but such shares are deemed to be outstanding only for the purposes of computing the percentage ownership of the person that beneficially owns such shares and not for any other person shown in the table. The inclusion herein of any shares of common stock deemed beneficially owned does not constitute an admission by such stockholder of beneficial ownership of those shares of common stock .
(2)	Based on 46,459,966 shares of common stock outstanding as of November 25, 2015.
(3)	The 17,703,831 shares of common stock include (i) 17,698,831 shares of common stock; and (ii) 5,000 shares of common stock issuable upon exercise of our $1 warrants. These are aggregated without regard to the 4.99% Blocker.
(4)	The 3,685,976 shares of common stock include (i) 3,675,976 shares of common stock; and (ii) 10,000 shares of common stock issuable upon exercise of our $1 warrants. These are aggregated without regard to the 4.99% Blocker.
(5)	Douglas Leighton resigned from the Company’s Board of Directors as of March 25, 2014. His address is as follows: 50 Commonwealth Ave., Suite 2 Boston, MA 02116.
(6)	The 10,646,238 shares of our common stock, aggregated without regard to the 4.99% Blocker, includes (i) 923,371 shares of our common stock held of record by Mr. Douglas Leighton; (ii) 771,398 shares of our common stock held of record by Bass Point Capital, LLC (of which Mr. Leighton, as Managing Member, has sole voting power and dispositive control); (iii) 1,000,000 shares of our common stock issuable to Bass Point Capital, LLC upon exercise of our $0.001 warrants; (iv) $109,100 in convertible debentures held by Dutchess (which Mr. Leighton and Michael Novelli, as Managing Members, have shared voting power and dispositive control), convertible into 1,091,000 shares of our common stock; (v) 2,963,659 shares of our common stock issuable to Dutchess upon exercise of our $0.001 warrants; (vi) 2,795,500 shares of our common stock issuable to Dutchess upon exercise of our $0.40 warrants; (vii) 330,310 shares of our common stock held by Dutchess; (viii) $50,000 of convertible debentures held by Azure Capital, LLC (of which Mr. Leighton, as Managing Partner, has sole voting power and dispositive control), convertible into 500,000 shares of our common stock; (ix) 250,000 shares of our common stock issuable to Azure Capital, LLC upon exercise of our $0.40 warrants; (x) 11,000 shares held in Trust for Reef Leighton, Mr. Leighton’s son; and (xi) 10,000 shares held in Trust for Ella Leighton, Mr. Leighton’s daughter.
(7)	Each of the convertible debentures and warrants to purchase shares of our common stock held of record and beneficially by Dutchess, Mr. Leighton and Mr. Novelli contain the 4.99% Blocker. As of the date noted above, inclusive of the 4.99% Blocker, Dutchess, Mr. Leighton and Mr. Novelli beneficially own 4.99%, 4.99% and 4.99%, respectively, of our issued and outstanding common stock.
(8)	Michael Novelli’s address is as follows: c/o Dutchess Global LLC, 1110 Rt. 55, Suite 206, LaGrangeville, NY 12540.
(9)	The 7,930,469 shares of our common stock, aggregated without regard to the 4.99% Blocker, includes (i) $109,100 in convertible debentures held by Dutchess (which Mr. Douglas Leighton and Mr. Michael Novelli, as Managing Members, have shared voting power and dispositive control), convertible into 1,091,000 shares of our common stock; (ii) 2,963,659 shares of our common stock held by Dutchess issuable upon exercise of our $0.001 warrants; (iii) (vi) 2,795,500 shares of our common stock issuable to Dutchess upon exercise of our $0.40 warrants; (iv) 330,310 shares of our common stock held by Dutchess; (v) $50,000 in convertible debentures held by Dutchess Global Strategies Fund, LLC (which Mr. Novelli, as Managing Member, has sole voting power and dispositive control), convertible into 500,000 shares of our common stock; and (vi) 250,000 shares of our common stock issuable to Dutchess Global Strategies Fund, LLC upon exercise of our $0.40 warrants.
(10)	Dutchess’ address is as follows: Dutchess Opportunity Fund, II, LP 50 Commonwealth Ave., Suite 2 Boston, MA 02116.
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(11)	Each of Mr. Michael Novielli and Mr. Douglas Leighton, as Managing Partners of Dutchess, has voting power and dispositive control over these shares. The 7,180,469 shares of common stock are aggregated without regard to the 4.99% Blocker and include (i) $109,100 in convertible debentures convertible into 1,091,000 shares of our common stock; (ii) 2,963,659 shares of our common stock issuable upon exercise of our $0.001 warrants; and (iii) 2,795,500 shares of our common stock issuable upon exercise of our $0.40 warrants, and (iv) 330,310 shares of our common stock.
(12)	The 628,333 shares of common stock consists of (i) 250,000 shares common stock held by Denver Relief Consulting, which is controlled by Mr. Seeb, (ii) options held by Mr. Seeb to purchase 333,333 shares of our common stock which had vested on November 25, 2015 or were exercisable within 60 days of such date, (iii) 30,000 shares of common stock held by E-3 Events, which Mr. Seeb shares a 1/3 interest in, and (iv) 15,000 shares of common stock issuable upon exercise of our $1 warrants, also held by E-3 Events. These amounts do not include the underlying shares related to options to purchase 416,667 shares of our common stock held by Mr. Seeb which had not yet vested on November 25, 2015, were not exercisable within 60 days of such date, and/or contained performance-based conditions.
(13)	The 541,666 shares of common stock consists of (i) 250,000 shares common stock held by Dixie Holdings LLC, which is controlled by Mr. Keber, and (ii) options held by Mr. Keber to purchase 333,333 shares of our common stock which had vested on November 25, 2015 or were exercisable within 60 days of such date. These amounts do not include the underlying shares related to options to purchase 416,667 shares of our common stock held by Mr. Keber which had not yet vested on November 25, 2015, were not exercisable within 60 days of such date, and/or contained performance-based conditions.
(14)	Ms. Fortier is the Company’s Director of Branding, a non-executive position for the purposes of Item 401 of Regulation S-K, and, until June 2015, was the Company’s Chief Operations Officer. Her address is: c/o MassRoots, Inc., 1624 Market Street, Suite 201, Denver, CO 80202.
(15)	The 367,500 shares of common stock consists of (i) 230,000 shares of common stock; (ii) 37,500 shares of common stock issuable upon exercise of our $0.40 warrants; and (iii) options to purchase 100,000 shares of our common stock which had vested on November 25, 2015 or were exercisable within 60 days of such date.
(16)	Mr. Knight is the Company’s Senior Content Strategist, a non-executive position for the purposes of Item 401 of Regulation S-K, and, until December 2015, was the Company’s Director and Chief Marketing Officer. His address is: c/o MassRoots, Inc., 1624 Market Street, Suite 201, Denver, CO 80202.
(17)	Mr. Fitch joined the Company’s Board of Directors on December 9, 2015.

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DIRECTORS AND EXECUTIVE OFFICERS

The names and ages of our Directors and Executive Officers are set forth below. Our By-Laws provide for not less than one and not more than nine Directors. All Directors are elected annually by the stockholders to serve until the next annual meeting of the stockholders and until their successors are duly elected and qualified. The officers are elected by our Board.

Name	Age	Position and Term
Isaac Dietrich	23	Director and Chairman of the Board (Since 2013), Chief Executive Officer (Since 2013)

Tripp Keber	47	Director (Since 2014)

Stewart Fortier[1]	24	Director (Since 2014), Chief Technology Officer (Since 2013)

Ean Seeb	40	Director (Since 2014)

Terence Fitch	56	Director (Since 2015)

Daniel Hunt	21	Chief Operations Officer (Since 2015)

Jesus Quintero	54	Chief Financial Officer (Since 2014)

[1]	Stewart Fortier and Hyler Fortier, our former Chief Operations Officer, are siblings.

Isaac Dietrich, Chief Executive Officer, Chairman of the Board and Director - Isaac Dietrich is the founder, CEO, and Chairman of the Board of MassRoots, each since our inception. He is responsible for executing our strategic business development. In June 2012, Mr. Dietrich co-founded RoboCent, Inc., a self-service call platform that reached $300,000 in revenue in its first 18 month, and currently serves as President and majority shareholder. He also founded Tidewater Campaign Solutions, LLC, a Virginia Beach-based political strategy firm that was retained by more than 30 political campaigns and political action committees from January 2010 to December 2012.

In April 2012, Mr. Dietrich was a finalist for Peter Thiel’s 20 Under 20 Fellowship and was featured in the CNBC documentary “Transforming Tomorrow.” We believe Mr. Dietrich has the business experience in both scalable technology companies and political strategy to successfully lead the development and growth of the Company.

Tripp Keber, Director – Tripp Keber has served as a Director of MassRoots since 2014. Mr. Keber also is a co-founder, Director and Chief Executive Officer of Dixie Elixirs & Edibles, a Colorado licensed medical marijuana infused products manufacturer. He is a founding director of the National Cannabis Industry Association, and, since 2013, has served as a director of the Marijuana Policy Project. He is also an advisory board member of the Medical Marijuana Industry Group in Colorado. Mr. Keber also serves as a board member of American Cannabis Company (2014-current). In his current role as CEO of Dixie, Mr. Keber is responsible for the overall strategy, licensing, marketing, branding and expansion efforts related to the Dixie brand, both domestically and internationally.  Mr. Keber has been featured on CBS’s 60 Minutes and CNBC.

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Prior to joining Dixie, Mr. Keber served as Chief Operating Officer for Bella Terra Resort Development Company, and EVP of Business Development for Sagebrush Realty Development. He has a BS in Political Science from Villanova University and currently resides in both Aspen and Denver, CO with his family. He is involved in several charitable organizations located within his community and assists in the research and development of cannabis support for veterans suffering from PTSD. As an experienced leader in the legal cannabis industry, we believe that Mr. Keber will use his experience and industry knowledge to help guide our leadership team.

Ean Seeb, Director – Ean Seeb has served as a Director of MassRoots since 2014. Mr. Seeb is also the co-owner and manager of Denver Relief LLC, a Colorado medical cannabis operation. As a founding partner of Denver Relief Consulting LLC and seasoned cannabis dispensary operator, Mr. Seeb has significant experience navigating complex legislation and regulatory demands unique to legal cannabis operations. Mr. Seeb also serves as a board member of Manna Molecular Sciences (2015-current). He serves as Chair of the National Cannabis Industry Association and holds leadership positions with charitable organizations focused on a range of social causes, from civil rights to sustainable volunteer farming. Mr. Seeb has been actively involved with non-profit groups for over two decades. His years of humanitarian experience lead Mr. Seeb to conceptualize and develop a cannabis-centric service organization called the Denver Relief GREEN TEAM in 2009. He holds a B.S. degree in Business Administration with an emphasis in Computer Information Systems from University of Northern Colorado. We believe that Mr. Seeb will use his experience and industry knowledge to help guide our leadership team.

Terence Fitch, Director - Terence Fitch has served as a Director of the Company since 2015. Mr. Fitch is a seasoned corporate executive with 23 years of marketing, sales, finance, manufacturing, supply chain and media experience. Mr. Fitch founded Drink Teck, LLC in 2013 and has served as its Chief Executive Officer since that time. Drink Teck LLC is a functional beverage company which uses liposome technology to cost-effectively formulate drinks for the consumer health and wellness sector. Prior to founding Drink Teck LLC, Mr. Fitch spent 3 years at Coca Cola Refreshments as Senior Vice President and General Manager. Before that, 18 years at, Coca-Cola Enterprises, where, from 2004 to 2010, he served as the Senior Vice President and General Manager of the Western Region and was responsible for a team of 13,500 sales, strategy, marketing, operations, manufacturing, supply chain and analytical professionals and accountable for over $4.2 billion in sales. From 1998 to 2002, Mr. Fitch acted as Division Vice President and General Manager for Coca-Cola Enterprises and, from 1994-1998, was the Regional Vice President of Sales and Marketing of the Gulf States for Coca-Cola Enterprises. Mr. Fitch has a Bachelor of Science in Marketing and Finance from Arizona State University. Mr. Fitch brings a strong understanding of financial reporting and corporate governance matters, along with expertise in corporate governance, enterprise risk management and strategic planning, which we believe will strengthen the Board’s collective qualifications, skills, and experience.

Stewart Fortier, Chief Technology Officer, Director - Stewart Fortier is a co-founder and Director of MassRoots, and has served as Chief Technology Officer since our inception. Mr. Fortier is responsible for the development of our iOS application and technical strategy. He is a self-taught software developer with an interest in both entrepreneurship and technology. Prior to joining MassRoots, Mr. Fortier worked for a real estate development company in Washington, D.C., where he was responsible for the underwriting of commercial and multifamily acquisitions. Previously, Mr. Fortier served as a technical adviser to RoboCent, Inc. from June 2012 to April 2013.

Mr. Fortier holds a Bachelor of Arts in Economics and Religious Studies from the University of Virginia. We believe Mr. Fortier has the technical and business experience and skill to be successful in both his Chief Technology Officer and Director roles.

Daniel Hunt, Chief Operations Officer - Since June 2015, Daniel Hunt, age 21, has served as the Company’s Chief Operations Officer, responsible for overseeing the Company's daily operations, including marketing, sales, business development, staffing, processes and infrastructure. From July 2014 to June 2015, Mr. Hunt served as the Company's Vice President of Marketing, where he was responsible for the coordination and implementation of the Company’s marketing initiatives. From June 2011 to July 2014, Mr. Hunt served as Head of Business Development for SearchParty Music, a media production company in Massachusetts. Prior to joining the Company, Mr. Hunt attended James Madison University from 2012-2014, where he gained experience while supporting the operations of early-stage startups as a member of the Society of Entrepreneurs. Mr. Hunt also serves on the board of managers of Flowhub, LLC, a private cannabis point-of-sale company.

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Jesus Quintero, Chief Financial Officer - Jesus Quintero joined MassRoots as its Chief Financial Officer in May 2014. From January 2013 to October 2014, Mr. Quintero has also served as Brazil Interactive Media’s Chief Financial Officer. He has previously served as a financial consultant to several multi-million dollar businesses in Florida. Mr. Quintero has extensive experience in public company reporting and SEC/SOX compliance, and held senior finance positions with Avnet, Inc., Latin Node, Inc., Globetel Communications Corp. and Telefonica of Spain. His prior experience also includes tenure with PricewaterhouseCoopers and Deloitte & Touche. Mr. Quintero earned a B.S. in Accounting from St. John’s University and is a certified public accountant. He is fluent in English and Spanish, and conversant in Brazilian Portuguese

Family Relationships

There are no family relationships among the directors and executive officers.

Legal Proceedings

We know of no pending proceedings to which any director, member of senior management, or affiliate is either a party adverse to us, or our subsidiaries, or has a material interest adverse to us or our subsidiaries. None of our executive officers or directors have (i) been involved in any bankruptcy proceedings within the last ten years, (ii) been convicted in or has pending any criminal proceedings (other than traffic violations and other minor offenses), (iii) been subject to any order, judgment or decree enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity or (iv) been found to have violated any Federal, state or provincial securities or commodities law and such finding has not been reversed, suspended or vacated.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s executive officers, directors and persons who own beneficially more than 10% percent of the Company’s outstanding common stock, file reports of ownership and changes in ownership and furnish the Company with copies of all Section 16(a) reports so filed. During fiscal year ended 2014, Section 16(a) filing requirements were not yet applicable to the Company during the fiscal year ended 2014.

Certain Relationships and Related Transactions

Except as described below, no related party has, since the beginning of our last fiscal, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us, any of our directors or officers, any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock or any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the above persons.

Except as described herein (or within the section entitled Executive Compensation of this prospectus), none of the following parties (each a “Related Party”) has, in our fiscal years ended 2013 and 2014, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

•	any of our directors or officers;
•	any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock; or
•	any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the above persons.

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On March 24, 2014, as part of Agreement and Plan of Reorganization, each of the Company’s shareholders surrendered their shares of the Company’s common stock in exchange for the pro-rata distribution of 36,000,000 newly issued shares of Company’s common stock, based on the percentage of the total shares of common stock held by the shareholder immediately prior to the exchange (the “Exchange”). Each of the below transactions reference such share amounts before and after such Exchange, where applicable.

On April 24, 2013, the Company approved the issuance of 15.25 shares of common stock (4,569,970 shares post-Exchange) to Isaac Dietrich, our Chief Executive Officer and Chairman, to repay $17,053 short term borrowing related to Mr. Dietrich’s payment of general Company expenses during the Company’s first months since inception and to compensate him for his services. Service expense of $112,505 was recognized due to the fair value of the shares in excess of the value of the short term borrowing. These shares were recorded as common stock to be issued and subsequently issued on the closing date of January 1, 2014.

On April 24, 2013, the Company approved the issuance of 3.75 shares of common stock (1,142,493 shares post-Exchange) to Hyler Fortier, our former Chief Operations Officer, in exchange for her services. The market value of the issued shares is $31,870 and is approximated to be the fair market value of the services received. These shares were recorded as Common Stock to be issued and subsequently issued on the Original Offering’s closing date of January 1, 2014.

On April 24, 2013, the Company approved the issuance of 3.00 shares of common stock (913,994 shares post-Exchange) to Stewart Fortier, our Chief Technology Officer, in exchange for his services. The market value of the issued shares is $25,496 and is approximated to be the fair market value of the services received. These shares were recorded as Common Stock to be issued and subsequently issued on the Original Offering’s closing date of January 1, 2014.

On April 24, 2013, the Company approved the issuance of 3.00 shares of common stock (913,994 shares post-Exchange) to Tyler Knight, our then Chief Marketing Officer, in exchange for his services. The market value of the issued shares is $25,496 and is approximated to be the fair market value of the services received. These shares were recorded as Common Stock to be issued and subsequently issued on the Original Offering’s closing date of January 1, 2014.

During the year ended December 31, 2013, the Company issued 72.06 stock options (21,954,137 shares post-Exchange) to directors and officers of the Company. In addition, options to purchase 42.81, 11.25, 9.0, and 9.0 shares (13,042,695, 3,427,478, 2,741,982 and 2,741,982 shares post-Exchange) of the Company’s common stock at $1.00 per share were issued to Mr. Dietrich, Ms. Fortier, Mr. Fortier, and Mr. Knight, respectively. The options vested through January 1, 2017 and contained an acceleration clause which was triggered on January 1, 2014 that caused all options to vest immediately. On January 1, 2014, each officer exercised all options held at that time.

On October 7, 2013, the Company entered into an agreement to issue as compensation for services provided a total of 2.94 Series A Preferred shares (895,715 common shares post-Exchange) with a market value of $24,998 to Douglas Leighton, the Company’s former director, for financial consulting services. The market value of the shares approximated the fair market value of services received. These shares were recorded as Series A Preferred Stock to be issued and subsequently issued on the Original Offering’s closing date of January 1, 2014.

As payment for consulting services provided in relation to the March 2014 Offering, we issued Dutchess a warrant exercisable into 4,050,000 shares of our common stock at $0.001 per share, and a warrant exercisable into 2,375,000 shares of our common stock at $0.40 per share on March 24, 2014. Dutchess is controlled by our former director, Douglas Leighton, and Michael Novielli. These warrants may be exercised any time after their issuance date through and including the third anniversary of their issuance date. The Company also granted registration rights to Dutchess covering all shares of common stock issuable upon the excise of the warrants.

On May 1, 2014, the Company issued 100,000 shares of common stock to Jesus Quintero at $0.01 per share in exchange for his services as the Company’s Chief Financial Officer for one year. These shares have a fair market value of $10,000.

On June 4, 2014, each of Ean Seeb and Tripp Keber, our independent directors, received the following pursuant to our 2014 Employee Incentive Plan for their service as a director: (i) a Stock Award of 250,000 shares of our Common Stock valued at $25,000 and (ii) Options to purchase up to 750,000 shares of our common stock at $0.10 per share, valued at $73,863.

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On October 28, 2014, each of Isaac Dietrich and Stewart Fortier, our Chief Executive Officer and Chief Technology Officer, respectively, each agreed to participate in the Company’s private offering that took place beginning September 15, 2014 and continued until March 11, 2015, whereby Mr. Dietrich purchased $5,000 of the Company’s securities consisting of 10,000 shares of the Company’s common stock and warrants to purchase 5,000 shares at $1 per share, while Mr. Fortier purchased $10,000 of the Company’s securities consisting of 20,000 shares of the Company’s common stock and warrants to purchase 5,000 shares at $1 per share. On March 11, 2015, E3 Events, LLC, which is controlled by our Director, Ean Seeb, purchased $15,000 of the Company’s securities consisting of 30,000 shares of the Company’s common stock and warrants to purchase 15,000 shares at $1 per share. Each of these purchases were made on the same terms as other, non-affiliated investors.

We believe that each of the transactions set forth above was entered into on terms as fair as those that could be obtained from unaffiliated third parties.

Corporate Governance

Governance of Our Company

We seek to maintain high standards of business conduct and corporate governance, which we believe are fundamental to the overall success of our business, serving our stockholders well and maintaining our integrity in the marketplace. Our corporate governance guidelines and code of business conduct, together with our Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws and the charters for each of our Board committees, form the basis for our corporate governance framework. We also are subject to certain provisions of the Sarbanes-Oxley Act and the the rules and regulations of the SEC. As described below, our Board has established three standing committees to assist it in fulfilling its responsibilities to the Company and its stockholders: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Our Board of Directors: Our Board currently consists of five members. The number of directors on our Board can be determined from time to time by action of our Board.

Our Board has decided that it would judge the independence of its directors by the heightened standards established by the NASDAQ Stock Market, despite the Company not being subject to these standards. Accordingly, the Board has determined that our three non-employee directors, including Ean Seeb, Terence Fitch, and Tripp Keber, each meet the independence standards established by the NASDAQ Stock Market and the applicable independence rules and regulations of the SEC, including the rules relating to the independence of the members of our Audit Committee and Compensation Committee. Our Board considers that a director is independent when the director is not an officer or employee of the Company or its subsidiaries, does not have any relationship which would, or could reasonably appear to, materially interfere with the independent judgment of such director, and the director otherwise meets the independence requirements under the listing standards of the NASDAQ Stock Market and the rules and regulations of the SEC.

Our Board believes its members collectively have the experience, qualifications, attributes and skills to effectively oversee the management of our Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing our Company, a willingness to devote the necessary time to their Board and committee duties, a commitment to representing the best interests of the Company and our stockholders and a dedication to enhancing stockholder value.

Risk Oversight. Our Board oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our company, our Board of Directors addresses the primary risks associated with those operations and corporate functions. In addition, our Board of Directors reviews the risks associated with our company's business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies. Each of our Board committees also coordinates oversight of the management of our risk that falls within the committee's areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors.

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Shareholder Communications - Although we do not have a formal policy regarding communications with the Board, shareholders may communicate with the Board by writing to us at 1624 Market Street, Suite 201, Denver, CO 80202, Attention: Legal. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate. Please note that the foregoing communication procedure does not apply to (i) shareholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.

Board Committees

On December 9, 2015, our Board voted to create separate audit, nominating and corporate governance, and compensation committees of our Board. Before that time, we did not have any standing audit, nominating and compensation committees of the Board or committees performing similar functions.

Audit Committee. The Audit Committee is comprised of three of our independent directors, Ean Seeb, Terence Fitch, and Tripp Keber, each of whom is able to read and understand fundamental financial statements, including our balance sheet, statements of operations, stockholders’ equity and cash flows. Mr. Fitch is the chairperson of the Audit Committee. The functions of the Audit Committee include the retention of our independent registered public accounting firm, reviewing and approving the planned scope, proposed fee arrangements and results of our Company’s annual audit, reviewing the adequacy of our Company’s accounting and financial controls and reviewing the independence of our Company’s independent registered public accounting firm. While the Company is not listed on the NASDAQ Stock Market, our Board has determined that each member of the Audit Committee is an “independent director” under the listing standards of the NASDAQ Stock Market and the applicable rules and regulations of the SEC. Our Board has also determined that each of Ean Seeb and Terence Fitch are an “audit committee financial expert” within the applicable requirements of the SEC. The Audit Committee is governed by a written charter approved by our Board, a copy of which is available on our website at https://massroots.com/investors. The charter complies with the applicable provision of the Sarbanes-Oxley Act and related rules of the SEC.

Compensation Committee. The Compensation Committee is comprised of two of our independent directors Ean Seeb and Tripp Keber. Mr. Keber is the chairperson of the Compensation Committee. The functions of the Compensation Committee include the approval of the compensation offered to our executive officers and recommendation to the full Board of the compensation to be offered to our non-employee directors. While the Company is not listed on the NASDAQ Stock Market, our Board has determined that each member of the Compensation Committee is independent is accordance with the listing standards of the NASDAQ Stock Market, and the applicable rules of regulations of the SEC, including the additional requirements that apply to members of the Compensation Committee. In addition, the Compensation Committee evaluates the independence of each compensation consultant, outside counsel and advisor retained by or providing advice to the Compensation Committee. In addition, the members of the Compensation Committee each qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee is governed by a written charter approved by our Board, a copy of which is available on our website at https://massroots.com/investors.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of three of our independent directors, Ean Seeb, Terence Fitch, and Tripp Keber. Mr. Seeb is the chairperson of the Nominating and Corporate Governance Committee. The functions of the Nominating and Corporate Governance Committee include the identification, recruitment and nomination of candidates for our Board and its committees, making recommendations to our Board concerning the structure, composition and functioning of our Board and its committees (including the reporting channels through which our Board receives information and the quality and timeliness of the information), developing and recommending to our Board corporate governance guidelines applicable to our Company and annually reviewing and recommending changes (as necessary or appropriate), overseeing the annual evaluation of our Board’s effectiveness and performance, and periodically conducting an individual evaluation of each director. While the Company is not listed on the NASDAQ Stock Market, our Board has determined that each member of the Nominating and Corporate Governance Committee is an “independent director” under the listing standards of the NASDAQ Stock Market and the applicable rules and regulations of the SEC. The Nominating and Corporate Governance Committee is governed by a written charter approved by our Board, a copy of which is available on our website at https://massroots.com/investors.

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Nominations of Directors

Until December 9, 2015, we did not have a standing nominating committee or a committee performing similar functions. Accordingly, until December 9, 2015, the Board of Directors served as our nominating committee.

The Board and the Nominating and Corporate Governance Committee have not promulgated any minimum qualifications that nominees must meet in order to be considered. In identifying individuals qualified to become members of our Board, our Nominating and Corporate Governance Committee will take into account all factors it considers appropriate, which may include experience, accomplishments, education, understanding of the business and the industry in which we operate, specific skills, general business acumen and the highest personal and professional integrity. Generally, our Board will first consider the current members of the Board of Directors because they meet the criteria listed above and possess an in-depth knowledge of the Company and our history, strengths, weaknesses, goals and objectives. Each of the current directors has specific experience and qualifications that led to the conclusion that such director should serve as a director on our Board. Due to the limited size of our Board, we do not have a diversity policy.

We believe that our directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of the shareholders. They must also have an inquisitive and objective perspective, practical wisdom and mature judgment.

Shareholder Proposals

Our Amended and Restated Bylaws contains Article II, Section 5 which govern the submission of shareholder proposals:

Under our bylaws, for director nominations or other shareholder proposals to be considered properly brought before the meeting by a shareholder, such shareholder must have given timely notice and in proper form of his intent to bring such business before such meeting. To be timely, such shareholder’s written notice must be delivered to or mailed and received by the secretary of the Company not less than 90 calendar days nor more than 120 calendar days before the first anniversary of the date on which the Company held its annual meeting in the immediately preceding year (which was December 9, 2015); provided, however, that in the case of an annual meeting of shareholders that is called for a date that is not within 30 calendar days before or after the first anniversary date of the annual meeting of shareholders in the immediately preceding year, any such written proposal of nomination must be received by the Board of Directors not less than 10 calendar days after the date the Company shall have mailed notice to its shareholders of the date that the annual meeting of shareholders will be held or the date the Company issued a press release or otherwise publicly disseminated notice that an annual meeting of shareholders will be held and the date of the meeting. To be in proper form, a shareholder’s notice to the secretary must set forth:

i.	the name and address of the shareholder who intends to make the nominations, propose the business, and, as the case may be, the name, age, address and principal occupation or employment of the person or persons to be nominated for the last five years or the nature of the business to be proposed;
ii.	a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting, the number of shares of capital stock of the Corporation beneficially owned within the meaning of the SEC Rule 13d-3 and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or introduced the business specified in the notice;
iii.	if applicable, a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;
iv.	such other information regarding each nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board; and
v.	if applicable, the consent of each nominee to serve as director of the Company if so elected.

The chairman of the Board may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the above procedure.

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Director Meetings

As of the date of this Information Statement, our Board of Directors has conducted all business pursuant to unanimous written consent. Our audit committee, compensation committee, and nominating committee were created by our Board on December 9, 2015 and have not yet held any meetings. Because we have not previously held an annual shareholders’ meeting, our Board has not adopted a formal policy with regard to director attendance at annual meetings of shareholders.

COMPENSATION OF THE DIRECTORS AND EXECUTIVE OFFICERS

Named Executive Officers

Our “named executive officers” for the fiscal year ended 2014 consisted of the following individuals:

Isaac Dietrich, our Chief Executive Officer
Stewart Fortier, our Chief Technology Officer
Tyler Knight, our then Chief Marketing Officer and current Senior Content Strategist

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our Chief Executive Officer and our two most highly compensated executive officers who occupied such position at the end of our last fiscal year for all services rendered in all capacities to us during the previous two fiscal years.

Name & Principal Position	Year	Salary $	Bonus $	Stock Awards (5) $		Option Awards (1)(5) $	Non-Equity Incentive Plan Compensation $	All Other Compensation $	Total $
Isaac Dietrich	2013	$8,750	—	$112,505	(2)	$363,811	—	—	$485,066
Chief Executive Officer, Director	2014	$53,000	—	—		—	—	—	$53,000

Stewart Fortier,	2013	$10,513	—	$25,496	(3)	$76,485	—	—	$112,510
Chief Technology Officer, Director	2014	$62,734	—	—		—	—	—	$62,734

Tyler Knight,	2013	$5,000	—	$25,496	(4)	$76,485	—	—	$106,997
Former Chief Marketing Officer, Former Director*	2014	$35,750	—	—		—	—	—	$35,750

(1)	On April 24, 2013, 42.81, 11.25, and 9.00 stock options (13,042,695, 3,427,478 and 2,741,982 shares post-Exchange) were issued as part of the employment agreements with Isaac Dietrich, Hyler Fortier and Stewart Fortier, respectively. Each stock option allows the holder to purchase the same number of share of the Company’s common stock at $1.00 per share (approximately $0.000003 per share post-Exchange) per each individual option. The options vested through January 1, 2017, and contained an acceleration clause which was triggered upon the closure of the Original Financing on January 1, 2014 that caused all options to vest immediately, at which point all options were exercised. The fair market value was calculated using the Black-Scholes options pricing model, assuming approximately 1.73% risk-free interest, 0% dividend yield, 200% volatility, and expected life of 7 years.
(2)	On April 24, 2013, the Company approved the issuance of 15.25 shares of common stock (4,646,136 shares post-Exchange) to Isaac Dietrich, our Chief Executive Officer and Chairman, to repay $17,053 short term borrowing related to Mr. Dietrich’s payment of general Company expenses during the Company’s first months since inception and to compensate him for his services. Service expense of $112,505 was recognized due to the fair value of the shares in excess of the value of the short term borrowing.
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(3)	On April 24, 2013, the Company approved the issuance of 3.00 shares of common stock (913,994 shares post-Exchange) to Stewart Fortier in exchange for his services. The market value of the issued shares is $25,496 and is approximated to be the fair market value of the services received. These shares were recorded as Common Stock to be issued and subsequently issued on January 1, 2014.
(4)	On April 24, 2013, the Company approved the issuance of 3.00 shares of common stock (913,994 shares post-Exchange) to Tyler Knight in exchange for his services. The market value of the issued shares is $25,496 and is approximated to be the fair market value of the services received. These shares were recorded as Common Stock to be issued and subsequently issued on January 1, 2014.
(5)	These amounts are the aggregate fair value of the equity compensation paid to our directors during the fiscal year. The aggregate fair value is computed in accordance with FASB ASC Topic 718. See Note 2 to our audited financial statements contained in the Annual Report on Form 10-K regarding assumptions underlying valuation of equity awards.
*	As of December 9, 2015, Tyler Knight no longer serves as the Company’s Chief Marketing Officer or as its director.

Outstanding Equity Awards at December 31, 2014 Fiscal Year End

No named executive officer had unexercised outstanding equity awards at December 31, 2014.

Narrative Disclosure to Summary Compensation and Option Tables

On April 24, 2013, we entered into an agreement with Isaac Dietrich, our Chief Executive Officer and Chairman, to provide services to us. For his services for a term of four years and in repayment of $17,053 of short term borrowing, Mr. Dietrich received compensation of $1 per month, and was provided a stock award of 15.25 shares (4,646,136 shares post-Exchange) and stock options which allowed Mr. Dietrich to purchase 42.81 shares (13,042,695 shares post-Exchange) of the Company’s common stock at $1.00 per share per each individual option. The options vested through January 1, 2017, and contained an acceleration clause which was triggered upon the closure of the Original Financing on January 1, 2014 that caused all options to vest immediately, at which point all options were exercised. The agreement was amended on October 1, 2013 to require us to pay $3,500 monthly to Mr. Dietrich.

On April 24, 2013, we entered into an agreement with Tyler Knight to provide services to us. The agreement had a term of four years and required us to pay $1 monthly to Mr. Fortier for her services, provided a stock award of 3.75 shares (913,994 shares post-Exchange) and provided stock options which allowed Mr. Knight to purchase 9.00 shares (2,741,982 shares post-Exchange) shares of the Company’s common stock at $1.00 per share per each individual option. The options vested through January 1, 2017, and contained an acceleration clause which was triggered upon the closure of the Original Financing on January 1, 2014 that caused all options to vest immediately at which point all options were exercised. The agreement was amended on October 1, 2013 to require us to pay $2,000 monthly to Mr. Knight.

On April 24, 2013, we entered into an agreement with Stewart Fortier to provide services to us. The agreement had a term of four years and required us to pay $20/hour to Mr. Fortier for his services, provided a stock award of 3.0 shares (913,994 shares post-Exchange) and stock options which allowed Mr. Fortier to purchase 9.00 shares (2,741,982 shares post-Exchange) of the Company’s common stock at $1.00 per share per each individual option. The options vested through January 1, 2017, and contained an acceleration clause which was triggered upon the closure of the Original Financing on January 1, 2014 that caused all options to vest immediately, at which point all options were exercised. The agreement was amended on October 1, 2013 to require us to pay $30/hr to Mr. Fortier.

Amended Employment Agreements

On April 1, 2014, MassRoots amended its employment contract with Isaac Dietrich. For his services as Chief Executive Officer, Mr. Dietrich shall be compensated five thousand dollars ($5,000) per month.

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On March 31, 2015, MassRoots again amended its employment contract with Isaac Dietrich. For his services as Chief Executive Officer, Mr. Dietrich shall be compensated seven thousand five hundred dollars ($7,500) per month, effective April 1, 2015. The employment contract is “at-will” and may be terminated by either party with or without cause with one (1) month’s written notice. No retirement plan, health insurance or employee benefits program was awarded to Mr. Dietrich and he serves at the direction of the Board of Directors.

On April 1, 2014, MassRoots amended its employment contract with Stewart Fortier. For his services as Chief Technology Officer, Mr. Fortier shall be compensated six thousand five hundred dollars ($6,500) per month. Upon the successful execution of all of our outstanding forty-cent ($0.40) warrants, Mr. Fortier’s salary will increase to ten thousand dollars ($10,000) per month. The employment contract is “at-will” and may be terminated by either party with or without cause with one (1) month’s written notice. No retirement plan, health insurance or employee benefits program was awarded to Mr. Fortier and he serves at the direction of the Chief Executive Officer and Board of Directors.

On April 1, 2014, MassRoots amended its employment contract with Tyler Knight. For his services as Chief Marketing Officer, Mr. Knight shall be compensated three thousand five hundred dollars ($3,500) per month.

On January 1, 2015, MassRoots again amended its employment contract with Tyler Knight. For his services as Chief Marketing Officer, Mr. Knight shall be five thousand dollars ($5,000) per month. The employment contract is “at-will” and may be terminated by either party with or without cause with one (1) month’s written notice. No retirement plan, health insurance or employee benefits program was awarded to Mr. Knight and he serves at the direction of the Chief Executive Officer and Board of Directors.

Consulting Agreement

On May 1, 2014, MassRoots executed an agreement with Jesus Quintero for Mr. Quintero to serve as the Company’s Chief Financial Officer and provide it with financial consulting services. This agreement creates an independent contractor relationship and has a term of one year. For this service, Mr. Quintero is paid $2,000 per month and was issued a stock award of 100,000 shares of our common stock on June 6, 2014. No retirement plan, health insurance or employee benefits program was awarded to Mr. Quintero and he serves at the direction of the Chief Executive Officer and Board of Directors. This Agreement may be terminated by either party, with cause, upon ten (10) days prior written notice to the other party. If terminated, Mr. Quintero would receive only the compensation earned, but unpaid under the agreement.

On May 1, 2015, MassRoots executed an agreement with Jesus Quintero for Mr. Quintero to continue to serve as the Company’s Chief Financial Officer and provide it with financial consulting services. This agreement creates an independent contractor relationship and has a term of one year. For this service, Mr. Quintero is paid $2,000 per month. No retirement plan, health insurance or employee benefits program was awarded to Mr. Quintero and he serves at the direction of the Chief Executive Officer and Board of Directors. This agreement may be terminated by either party, without cause, upon ninety (90) days prior written notice to the other party. If terminated, Mr. Quintero would receive only the compensation earned, but unpaid under the agreement. On October 1, 2015, MassRoots agreed to increase Jesus Quintero’s compensation to $4,000 per month.

At no time during the last fiscal year with respect to any person listed in the Table above was there:

•	any outstanding option or other equity-based award re-priced or otherwise materially modified (such as by extension of exercise periods, the change of vesting or forfeiture conditions, the change or elimination of applicable performance criteria, or the change of the bases upon which returns are determined);
•	any waiver or modification of any specified performance target, goal or condition to payout with respect to any amount included in non-stock incentive plan compensation or payouts;
•	any non-equity incentive plan award made to a named executive officer;
•	any nonqualified deferred compensation plans including nonqualified defined contribution plans; or
•	any payment for any item to be included under All Other Compensation (column (i)) in the Summary Compensation Table.

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Director Compensation

Our interested directors do not receive additional compensation for their service as directors.

The following table shows for the fiscal year ended December 31, 2014, certain information with respect to the compensation of all non-employee directors of the Company:

Name		Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (1)	Total
Ean Seeb	(2)	$0	$25,000	$73,863	$93,836
Tripp Keber	(2)	$0	$25,000	$73,836	$93,836

(1)	These amounts are the aggregate fair value of the equity compensation paid to our directors during the fiscal year. The aggregate fair value is computed in accordance with FASB ASC Topic 718. See Note 3 to our consolidated financial statements contained in this Annual Report on Form 10-K regarding assumptions underlying valuation of equity awards.
(2)	Messrs. Seeb and Keber joined the Company’s Board of Directors on June 4, 2014 and March 31, 2014, respectively.

On June 6, 2014, each of Ean Seeb and Tripp Keber, our then independent directors, received the following pursuant to our 2014 Employee Incentive Plan (“2014 Plan”) for their service as a director: (i) a stock award of 250,000 shares of our Common Stock (the “Stock Award”) and (ii) options to purchase up to 750,000 shares of our common stock at $0.10 per share (each an “Option”) which vest as follows:

•	Beginning on October 1, 2014, 250,000 Options shall begin to vest over the period of one year on a monthly basis, such that 20,833 Options shall vest on the first of each month, except for every third month when 20,834 Options shall vest;
•	Beginning on the later of (i) the date that Company attains 830,000 Users (“Users” are defined for the purposes of the Options as the number of unique registrations for MassRoots Inc.’s network through MassRoots Inc.’s mobile application and/or website (final determination shall be by the Committee)) or (ii) October 1, 2015, 250,000 Options shall begin to vest over the period of one year on a monthly basis, such that 20,833 Options shall vest on the first of each month, except for every third month when 20,834 Options shall vest; and
•	Beginning on the later of (1) the date that Company attains 1,080,000 Users or (2) October 1, 2016, 250,000 Options shall vest immediately.

All vesting per the above schedule shall cease thirty days from the time the applicable director is dismissed from the Board, fails to win re-election by shareholders, or resigns as a director. Each of the Options and Stock Awards granted to Messrs. Keber and Seeb shall not be exercised or sold, respectively, unless (i) permitted by all Federal and state laws, including Rule 144 of the Securities Act, and (ii) all outstanding convertible debentures have been redeemed or converted into shares of our common stock. As of December 31, 2014, 62,500 Options held by each of Messrs. Seeb and Keber had vested and were available for exercise.

No director received any compensation for their service as a director for the year-ended December 31, 2013.

Indemnification of Officers and Directors

Our Amended and Restated Certificate of Incorporation provides that we shall indemnify our officers and directors to the fullest extent permitted by applicable law against all liability and loss suffered and expenses (including attorneys" fees) incurred in connection with actions or proceedings brought against them by reason of their serving or having served as officers, directors or in other capacities. We shall be required to indemnify a director or officer in connection with an action or proceeding commenced by such director or officer only if the commencement of such action or proceeding by the director or officer was authorized in advance by the Board of Directors.

We do not currently maintain director’s and officer’s liability insurance but we may do so in the future.

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2014 Equity Incentive Plan

The following table sets forth equity compensation plan information as of December 31, 2014:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
2014 Equity Incentive Plan	2,900,000	$0.10	1,100,000
Equity compensation plans not approved by security holders	—	—	—
Total	2,900,000	$0.10	1,100,000

2014 Equity Incentive Plan. In June 2014, our shareholders approved our 2014 Equity Incentive Plan (“2014 Plan”). Our 2014 Plan provides for the grant of incentive stock options to our employees and our parent and subsidiary corporations' employees, and for the grant of nonstatutory stock options, stock bonus awards, restricted stock awards, performance stock awards and other forms of stock compensation to our employees, including officers, consultants and directors. Our 2014 Plan also provides that the grant of performance stock awards may be paid out in cash as determined by the Committee (as defined herein).

Authorized Shares.    A total of 4,000,000 shares of our common stock are reserved for issuance pursuant to the 2014 Plan. Shares issued under our 2014 Plan may be authorized but unissued or reacquired shares of our common stock. Shares subject to stock awards granted under our 2014 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, will not reduce the number of shares available for issuance under our 2014 Plan. Additionally, shares issued pursuant to stock awards under our 2014 Plan that we repurchase or that are forfeited, as well as shares reacquired by us as consideration for the exercise or purchase price of a stock award, will become available for future grant under our 2014 Plan.

Administration.    Our Board of Directors, or a duly authorized committee thereof (collectively, the “Committee”), has the authority to administer our 2014 Plan. Our Board may also delegate to one or more of our officers the authority to designate employees other than Directors and officers to receive specified stock, which, in respect to those awards, said officer or officers shall then have all that the Committee would have.

Subject to the terms of our 2014 Plan, the Committee has the authority to determine the terms of awards, including recipients, the exercise price or strike price of stock awards, if any, the number of shares subject to each stock award, the fair market value of a share of our common stock, the vesting schedule applicable to the awards, together with any vesting acceleration, the form of consideration, if any, payable upon exercise or settlement of the stock award and the terms and conditions of the award agreements for use under our 2014 Plan. The Committee has the power to modify outstanding awards under our 2014 Plan, subject to the terms of the 2014 Plan and applicable law. Subject to the terms of our 2014 Plan, the Committee has the authority to reprice any outstanding option or stock appreciation right, cancel and re-grant any outstanding option or stock appreciation right in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant.

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Stock Options. Stock options may be granted under the 2014 Plan. The exercise price of options granted under our 2014 Plan must at least be equal to the fair market value of our common stock on the date of grant. The term of an incentive stock option may not exceed 10 years, except that with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed 5 years and the exercise price must equal at least 110% of the fair market value on the grant date. The Committee will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the Committee, as well as other types of consideration permitted by applicable law. No single participant may receive more than 25% of the total options awarded in any single year. Subject to the provisions of our 2014 Plan, the Committee determines the other terms of options.

Performance Shares. Performance shares may be granted under our 2014 Plan. Performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The Committee will establish organizational or individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance shares to be paid out to participants. After the grant of a performance share, the Committee, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance shares. The Committee, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares or in some combination thereof, per the terms of the agreement approved by the Committee and delivered to the participant. This agreement will state all terms and condition of the agreements.

Restricted Stock. The terms and conditions of any restricted stock awards granted to a participant will be set forth in an award agreement and, subject to the provisions in the 2014 Plan, will be determined by the Committee. Under a restricted stock award, we issue shares of our common stock to the recipient of the award, subject to vesting conditions and transfer restrictions that lapse over time or upon achievement of performance conditions. The Committee will determine the vesting schedule and performance objectives, if any, applicable to each restricted stock award. Unless the Committee determines otherwise, the recipient may vote and receive dividends on shares of restricted stock issued under our 2014 Plan.

Other Share-Based Awards and Cash Awards. The Committee may make other forms of equity-based awards under our 2014 Plan, including, for example, deferred shares, stock bonus awards and dividend equivalent awards. In addition, our 2014 Plan authorizes us to make annual and other cash incentive awards based on achieving performance goals that are pre-established by our compensation committee.

Change in Control.    If the Company is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while awards or options remain outstanding under the 2014 Plan, unless provisions are made in connection with such transaction for the continuance of the 2014 Plan and/or the assumption or substitution of such awards or options with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding options and stock awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the relevant agreements, terminate immediately as of the effective date of any such merger, consolidation or sale.

Change in Capitalization. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the common stock outstanding, without receiving consideration therefore in money, services or property, then awards amounts, type, limitations, and other relevant consideration shall be appropriately and proportionately adjusted. The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

Plan Amendment or Termination.    Our Board has the authority to amend, suspend, or terminate our 2014 Plan, provided that such action does not materially impair the existing rights of any participant without such participant's written consent. The 2014 Plan will terminate ten (10) years after the earlier of (i) the date the 2014 Plan is adopted by the Board, or (ii) the date the 2014 Plan is approved by the stockholders, except that awards that are granted under the 2014 Plan prior to its termination will continue to be administered under the terms of the 2014 Plan until the awards terminate, expire or are exercised.

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ACTION One

ELECTION OF DIRECTORS

General

Our Majority Shareholders elected the five director candidates named below. Our Board of Directors oversees the management of the Company on your behalf. The Board reviews our long-term strategic plans and exercises direct decision-making authority on key issues, such as the terms of material agreements. Our Board also appoints our officers, sets the scope of their authority to manage the Company’s day-to-day operations and evaluates their performance.

Although the Company’s management expects that each of the following nominees will be available to serve as a Director, in the event that any of them should become unavailable prior to being appointed, a replacement will be appointed by a majority of the then-existing Board of Directors. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve. All nominees are expected to serve until the next Annual meeting of shareholders or until their successors are duly elected and qualified.

Directors Elected

Isaac Dietrich Year of Birth: 1992	Isaac Dietrich is the founder, CEO, and Chairman of the Board of MassRoots, each since our inception. He is responsible for executing our strategic business development. In June 2012, Mr. Dietrich co-founded RoboCent, Inc., a self-service call platform that reached $300,000 in revenue in its first 18 month, and currently serves as President and majority shareholder. He also founded Tidewater Campaign Solutions, LLC, a Virginia Beach-based political strategy firm that was retained by more than 30 political campaigns and political action committees from January 2010 to December 2012. In April 2012, Mr. Dietrich was a finalist for Peter Thiel’s 20 Under 20 Fellowship and was featured in the CNBC documentary “Transforming Tomorrow.” We believe Mr. Dietrich has the business experience in both scalable technology companies and political strategy to successfully lead the development and growth of the Company.

Terence Fitch Year of Birth: 1959	Terence Fitch has served as a Director of the Company since 2015. Mr. Fitch is a seasoned corporate executive with 23 years of marketing, sales, finance, manufacturing, supply chain and media experience. Mr. Fitch founded Drink Teck, LLC in 2013 and has served as its Chief Executive Officer since that time. Drink Teck LLC is a functional beverage company which uses liposome technology to cost-effectively formulate drinks for the consumer health and wellness sector. Prior to founding Drink Teck LLC, Mr. Fitch spent 3 years at Coca Cola Refreshments as Senior Vice President and General Manager. Before that, 18 years at, Coca-Cola Enterprises, where, from 2004 to 2010, he served as the Senior Vice President and General Manager of the Western Region and was responsible for a team of 13,500 sales, strategy, marketing, operations, manufacturing, supply chain and analytical professionals and accountable for over $4.2 billion in sales. From 1998 to 2002, Mr. Fitch acted as Division Vice President and General Manager for Coca-Cola Enterprises and, from 1994-1998, was the Regional Vice President of Sales and Marketing of the Gulf States for Coca-Cola Enterprises. Mr. Fitch has a Bachelor of Science in Marketing and Finance from Arizona State University. Mr. Fitch brings a strong understanding of financial reporting and corporate governance matters, along with expertise in corporate governance, enterprise risk management and strategic planning, which we believe will strengthen the Board’s collective qualifications, skills, and experience.

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Stewart Fortier Year of Birth: 1991

Stewart Fortier is a co-founder and Director of MassRoots, and has served as Chief Technology Officer since our inception. Mr. Fortier is responsible for the development of our iOS application and technical strategy. He is a self-taught software developer with an interest in both entrepreneurship and technology. Prior to joining MassRoots, Mr. Fortier worked for a real estate development company in Washington, D.C., where he was responsible for the underwriting of commercial and multifamily acquisitions. Previously, Mr. Fortier served as a technical adviser to RoboCent, Inc. from June 2012 to April 2013.

Mr. Fortier holds a Bachelor of Arts in Economics and Religious Studies from the University of Virginia. We believe Mr. Fortier has the technical and business experience and skill to be successful in both his Chief Technology Officer and Director roles.

Tripp Keber Year of Birth: 1969

Tripp Keber has served as a Director of MassRoots since 2014. Mr. Keber also is a co-founder, Director and Chief Executive Officer of Dixie Elixirs & Edibles, a Colorado licensed medical marijuana infused products manufacturer. He is a founding director of the National Cannabis Industry Association, and, since 2013, has served as a director of the Marijuana Policy Project. He is also an advisory board member of the Medical Marijuana Industry Group in Colorado. Mr. Keber also serves as a board member of American Cannabis Company (2014-current). In his current role as CEO of Dixie, Mr. Keber is responsible for the overall strategy, licensing, marketing, branding and expansion efforts related to the Dixie brand, both domestically and internationally. Mr. Keber has been featured on CBS’s 60 Minutes and CNBC.

Prior to joining Dixie, Mr. Keber served as Chief Operating Officer for Bella Terra Resort Development Company, and EVP of Business Development for Sagebrush Realty Development. He has a BS in Political Science from Villanova University and currently resides in both Aspen and Denver, CO with his family. He is involved in several charitable organizations located within his community and assists in the research and development of cannabis support for veterans suffering from PTSD. As an experienced leader in the legal cannabis industry, we believe that Mr. Keber will use his experience and industry knowledge to help guide our leadership team.

Ean Seeb Year of Birth: 1975

Ean Seeb has served as a Director of MassRoots since 2014. Mr. Seeb is also the co-owner and manager of Denver Relief LLC, a Colorado medical cannabis operation. As a founding partner of Denver Relief Consulting LLC and seasoned cannabis dispensary operator, Mr. Seeb has significant experience navigating complex legislation and regulatory demands unique to legal cannabis operations. Mr. Seeb also serves as a board member of Manna Molecular Sciences (2015-current). He serves as Chair of the National Cannabis Industry Association and holds leadership positions with charitable organizations focused on a range of social causes, from civil rights to sustainable volunteer farming. Mr. Seeb has been actively involved with non-profit groups for over two decades. His years of humanitarian experience lead Mr. Seeb to conceptualize and develop a cannabis-centric service organization called the Denver Relief GREEN TEAM in 2009. He holds a B.S. degree in Business Administration with an emphasis in Computer Information Systems from University of Northern Colorado. We believe that Mr. Seeb will use his experience and industry knowledge to help guide our leadership team.

Effective Date

The above named persons will be elected to our Board of Directors effective 20 days after the mailing date of this information statement.

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Vote Required; Manner of Approval

Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of common stock is entitled to one (1) vote and, therefore, has a number of votes equal to the number of authorized directors. If Directors are elected by written consent as permitted by Section 228 of the DGCL and the Company’s Bylaws, the Company must receive written consents from Stockholders holding at least a majority of the Common Stock, since that is the amount that would be required to take such action at a Stockholders’ meeting at which all shares entitled to vote thereon were present and voted. Section 228 of the Delaware General Corporation Law and Article I, Section 10, of the Company’s by-laws, as amended permit any corporate action, upon which a vote of shareholders is required or permitted, to be taken without a meeting, provided that written consents are received from shareholders having at least the requisite number of shares that would be necessary to authorize or take such action if a meeting was held at which all shares entitled to vote thereon were present and voted. Since 63.7% of our outstanding voting stock on the Record Date delivered a written consent on December 9, 2015, no further vote, approval or consent of shareholders is required to approve or authorize this action.

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ACTION Two

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

L&L CPAS, PA, formerly Bongiovanni & Associates, PA served as our independent registered public accounting firm for calendar years 2013 and 2014 and has been selected to serve as our independent registered public accounting firm for the fiscal year ended 2015, unless our Board of Directors subsequently determines that a change is desirable.

During the two most recent fiscal years prior to their retention as our auditors we had not consulted with L&L CPAS, PA, formerly Bongiovanni & Associates, PA, regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, and neither written nor oral advice was provided that was an important factor considered by us in reaching a decision as to the accounting for an auditing or financial reporting issue.

Action

While shareholder ratification is not required for the selection of L&L CPAS, PA, formerly Bongiovanni & Associates, PA, as our independent registered public accounting firm, the selection was ratified solely with a view toward soliciting the shareholders’ opinion on the matter, which opinion will be taken into consideration by the Board of Directors in its future deliberations.

Vote Required; Manner of Approval

The ratification of the appointment of L&L CPAS, PA, formerly Bongiovanni & Associates, PA, as our independent registered public accounting firm, where required or permitted, requires the vote of a majority of the shares present in person or by proxy or, if by written consent, a majority of the shares entitled to vote at a meeting of shareholders. Section 228 of the Delaware General Corporation Law and Article I, Section 10, of the Company’s by-laws, as amended permit any corporate action, upon which a vote of shareholders is required or permitted, to be taken without a meeting, provided that written consents are received from shareholders having at least the requisite number of shares that would be necessary to authorize or take such action if a meeting was held at which all shares entitled to vote thereon were present and voted. Accordingly, the ratification of the appointment of L&L CPAS, PA, formerly Bongiovanni & Associates, PA, as our independent registered public accounting firm may be effected by a written consent executed by shareholders representing at least a majority of our outstanding stock entitled to vote. Since 63.7% of our outstanding voting stock on the Record Date delivered a written consent on December 9, 2015, ratifying this appointment, no further vote, approval or consent of shareholders is required to approve or authorize this action.

Audit Fees and Services

The Company’s Board did not have an Audit Committee at the time our independent registered accountants were selected. The following table sets forth the aggregate fees billed to us for the years ended December 31, 2014 and December 31, 2013 by L&L CPAS, PA, formerly Bongiovanni & Co., our independent accountants:

	2014	2013
Audit Fees	$18,750	$17,500
Audit-Related Fees	4,300	—
Tax Fees	—	—
Other Fees	—	—
Totals	$23,050	$17,500

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Audit fees represent amounts billed for professional services rendered for the audit of our annual financial statements. Audit-Related Fees include amounts billed for professional services rendered in connection with our SEC filings and discussions with the SEC that occurred during fiscal 2014 for us to remain a fully reporting public company. Our Board is of the opinion that the Audit-Related Fees charged by L&L CPAS, PA, formerly Bongiovanni & Co., were consistent with companies of our size, maintaining its independence from us.

Board of Directors’ Policy Regarding Pre-Approval of Non-Audit Services

Until the creation of the Company’s Audit Committee occurred, the Company’s Board pre-approves all auditing services and the terms thereof and non-audit services (other than non-audit services published under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Pubic Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. Beginning on December 9, 2015, our Audit Committee will be responsible for these duties.

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ACTION Three

APPROVAL AND AUTHORIZATION OF THE COMPANY’S 2015 EQUITY INCENTIVE PLAN

The Board of Directors and the Majority Shareholders have approved the 2015 Equity Incentive Plan (the “2015 Plan”) in the form attached hereto as Appendix A.

The purpose of the 2015 Plan is to (i) assist the Company and its affiliates in the recruitment and retention of persons with ability and initiative, (ii) provide an incentive to such persons to contribute to the growth and success of the Company’s businesses by affording such persons equity participation in the Company and (iii) associate the interests of such persons with those of the Company and its affiliates and shareholders.

Vote Required; Manner of Approval

The approval of the 2015 by shareholders, requires the vote of a majority of the shares present in person or by proxy or, if by written consent, a majority of the shares entitled to vote at a meeting of shareholders. Section 228 of the Delaware General Corporation Law and Article I, Section 10, of the Company’s by-laws, as amended permit any corporate action, upon which a vote of shareholders is required or permitted, to be taken without a meeting, provided that written consents are received from shareholders having at least the requisite number of shares that would be necessary to authorize or take such action if a meeting was held at which all shares entitled to vote thereon were present and voted. Accordingly, the approval of the 2015 Plan may be effected by a written consent executed by shareholders representing at least a majority of our outstanding stock entitled to vote. Since 63.7% of our outstanding voting stock on the Record Date delivered a written consent on December 9, 2015, ratifying this appointment, no further vote, approval or consent of shareholders is required to approve or authorize this action.

General Provisions of the 2015 Plan

The Board of Directors shall have the sole authority to implement, interpret, and/or administer the 2015 Plan unless the Board delegates (i) all or any portion of its authority to implement, interpret, and/or administer the 2015 Plan to a committee of the Board, or (ii) the authority to grant and administer awards under the 2015 Plan to non-executive officers of the Company to an officer of the Company.

The 2015 Plan relates to the issuance of up to 4,500,000 shares of common stock, subject to adjustment as described below, and shall be effective for ten (10) years, unless earlier terminated. No single participant under the 2015 Plan may receive more than 25% of all options awarded in a single year.

Any employee of the Company or an affiliate, a director, or a consultant to the Company or an affiliate may be an “Eligible Person” under the 2015 Plan. The 2015 Plan provides Eligible Persons the opportunity to participate in the enhancement of shareholder value by the award of options and common stock, granted as stock bonus awards, restricted stock awards, deferred share awards and performance-based awards, under the 2015 Plan. This further provides for the Company to make payment of bonuses and/or consulting fees to certain Eligible Persons in options and common stock, or any combination thereof.

Certain options to be granted to employees under the 2015 Plan are intended to qualify as Incentive Stock Options (“ISOs”) pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), while other options granted under the 2015 Plan will be nonqualified options not intended to qualify as ISOs (“Nonqualified Options”), either or both as provided in the agreements evidencing the options described.

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Stock Options

The Board of Directors, or the appointed committee, shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to the 2015 Plan who are to receive options under the 2015 Plan, (ii) to determine the number of shares of common stock to be covered by such options and the terms thereof, (iii) to determine the type of option granted (ISO or Nonqualified Option), and (iv) to determine other such details concerning the vesting, termination, exercise, transferability and payment of such options. The Committee shall thereupon grant options in accordance with such determinations as evidenced by a written option agreement. Subject to the express provisions of the 2015 Plan, the committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the 2015 Plan, to interpret the 2015 Plan, to prescribe and amend the terms of the option agreements and to make all other determinations deemed necessary or advisable for the administration of the 2015 Plan.

The exercise price per share for common stock of options granted under the 2015 Plan shall be determined by the Committee, but in no case shall be less than one hundred percent (100%) of the fair market value of the common stock (determined in accordance with the 2015 Plan at the time the option is granted), provided that, with respect to incentive stock options granted to a person who holds ten percent (10%) or more of the total combined voting power of all classes of stock of the Company, the exercise price per share for common stock shall not be less than 110% of the fair market value of the common stock. The fair market value of the common stock with respect to which ISOs may be exercisable for the first time by any Eligible Person during any calendar year under all such plans of the Company and its affiliates shall not exceed $100,000, or such other amount provided in Section 422 of the Code.

Bonus and Restricted Stock Awards

The Board of Directors, or the applicable committee, may, in its sole discretion, grant awards of common stock in the form of bonus awards and restricted stock awards. Each stock award agreement shall be in such form and shall contain such terms and conditions as the Board, or the committee, deems appropriate. The terms and conditions of each stock award agreement may change from time to time and need not be uniform with respect to Eligible Persons, and the terms and conditions of separate stock award agreements need not be identical.

Deferred Stock Awards

The Board of Directors, or the committee, may authorize grants of shares of common stock to be awarded at a future date upon such terms and conditions as the Board, or the committee, may determine. Such awards shall be conferred upon the Eligible Person as consideration for the performance of services and subject to the fulfillment of specified conditions during the deferral period. Each deferred stock award agreement shall be in such form and shall contain such terms and conditions as the Board, or the committee, deems appropriate. The terms and conditions of each deferred stock award agreement may change from time to time and need not be uniform with respect to Eligible Persons, and the terms and conditions of separate deferred stock award agreements need not be identical.

Performance Share Awards

The Board of Directors, or the committee, may authorize grants of shares of common stock to be awarded upon the achievement of specified performance objectives, upon such terms and conditions as the Board, or the committee, may determine. Such awards shall be conferred upon the Eligible Person upon the achievement of specified performance objectives during a specified performance period, such objectives being set forth in the grant and including a minimum acceptable level of achievement and, optionally, a formula for measuring and determining the number of performance shares to be issued. Each performance share award agreement shall be in such form and shall contain such terms and conditions as the Board, or the committee, deems appropriate. The terms and conditions of each performance share award may change from time to time and need not be uniform with respect to Eligible Persons, and the terms and conditions of separate performance share award agreements need not be identical.

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Adjustments

If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the common stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of common stock subject to outstanding options and other awards under the 2015 Plan and (ii) the number of and class of shares then reserved for issuance under the 2015 Plan and the maximum number of shares for which awards may be granted to an Eligible Person during a specified time period shall be appropriately and proportionately adjusted. The Board of Directors, or a committee, shall make such adjustments, and its determinations shall be final, binding and conclusive.

Change in Control

If the Company is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while options or stock awards remain outstanding under the 2015 Plan, unless provisions are made in connection with such transaction for the continuance of the 2015 Plan and/or the assumption or substitution of such options or stock awards with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding options and stock awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the stock option or stock award agreement, will terminate immediately as of the effective date of any such merger, consolidation or sale.

Federal Income Tax Consequences

Subject to other customary terms, the Company may, prior to certificating any common stock, deduct or withhold from any payment pursuant to a stock option or stock award agreement an amount that is necessary to satisfy any withholding requirement of the Company in which it believes, in good faith, is necessary in connection with U.S. federal, state, local or transfer taxes as a consequence of the issuance or lapse of restrictions on such common stock.

OTHER MATTERS

You should rely only on the information contained in this Information Statement to vote on the proposals herein. We have not authorized anyone to provide you with information that is different from what is contained in this Information Statement. You should not assume that the information contained in the Information Statement is accurate as of any date other than the date hereof, and the mailing of this Information Statement to our shareholders shall not create any implication to the contrary.

If you have any questions regarding the information discussed in this Information Statement or if you would like additional copies of this Information Statement, you should contact us at: MassRoots, Inc., 1624 Market Street, Suite 201, Denver, CO 80202; Attn: Investor Relations.

FOR MORE INFORMATION

We file quarterly and annual reports on Form 10-Q and Form 10-K, respectively, and other information with the SEC. Such reports and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available to the public on the SEC’s website (www.sec.gov).

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the SEC, is available by request (as noted below), or on our website “https://massroots.com/investors/” and is incorporated herein by reference.

The Company will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein, if any. Copies of such documents are available without charge upon written request to: MassRoots, Inc., 1624 Market Street, Suite 201, Denver, CO 80202; Attn: Investor Relations.

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HOUSEHOLDING INFORMATION

As permitted by the SEC’s proxy statement rules, we will deliver only one copy of our Annual Report to shareholders or this Information Statement to two or more shareholders who share an address, unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of the Annual Report or Information Statement to a shareholder at a shared address to which a single copy of the documents was delivered. Conversely, shareholders sharing an address who are receiving multiple copies of our 2014 Annual Report or Information Statement may request delivery of a single copy. Such a request must be directed to us by mail to MassRoots, Inc., 1624 Market Street, Suite 201, Denver, CO 80202; Attn: Investor Relations.

December 16, 2015	By Order of the Board of Directors

/s/ Isaac Dietrich
Isaac Dietrich
Chief Executive Officer

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APPENDIX A

MASSROOTS, INC.

2015 STOCK INCENTIVE PLAN

1. Purpose

MassRoots, Inc.’s 2015 Stock Incentive Plan is intended to promote the best interests of MassRoots, Inc. and its stockholders by (i) assisting the Corporation and its Affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Corporation’s businesses by affording such persons equity participation in the Corporation and (iii) associating the interests of such persons with those of the Corporation and its Affiliates and stockholders.

2. Definitions

As used in this Plan the following definitions shall apply:

A.	“Affiliate” means (i) any Subsidiary, (ii) any Parent, (iii) any corporation, or trade or business (including, without limitation, a partnership, limited liability company or other entity) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation or one of its Affiliates, and (iv) any other entity in which the Corporation or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee.

B.	“Award” means any Option or Stock Award granted hereunder.
C.	“Board” means the Board of Directors of the Corporation.
D.	“Code” means the Internal Revenue Code of 1986, and any amendments thereto.
E.	“Committee” means the Board or any Committee of the Board to which the Board has delegated any responsibility for the implementation, interpretation or administration of this Plan.
F.	“Common Stock” means the common stock, $0.001 par value, of the Corporation.
G.	“Consultant” means (i) any person performing consulting or advisory services for the Corporation or any Affiliate, or (ii) a director of an Affiliate.
H.	“Corporation” means MassRoots, Inc., a Delaware corporation.
I.	“Corporation Law” means the Delaware Revised Statutes, as the same shall be amended from time to time.
J.	“Date of Grant” means the date that the Committee approves an Option grant; provided, that all terms of such grant, including the amount of shares subject to the grant, exercise price and vesting are defined at such time.
K.	“Deferral Period” means the period of time during which Deferred Shares are subject to deferral limitations under Section 7.D of this Plan.
L.	“Deferred Shares” means an award pursuant to Section 7.D of this Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.
M.	“Director” means a member of the Board.
N.	“Eligible Person” means an employee of the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan).
O.	“Exchange Act” means the Securities Exchange Act of 1934, as amended.
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P.	“Fair Market Value” means, on any given date, the current fair market value of the shares of Common Stock as determined as follows:
(i)	If the Common Stock is traded on a national securities exchange, the closing price for the day of determination as quoted on such market or exchange, including the NASDAQ Global Market or NASDAQ Capital Market, which is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported in The Wall Street Journal or such other source as the Committee deems reliable;
(ii)	If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or
(iii)	In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Committee in good faith.
Q.	“Family Member” means a parent, child, spouse or sibling.
R.	“Incentive Stock Option” means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.
S.	“Nonqualified Stock Option” means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.
T.	“Option” means any option to purchase shares of Common Stock granted under this Plan.
U.	“Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations (other than the Corporation) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.
V.	“Participant” means an Eligible Person who (i) is selected by the Committee or an authorized officer of the Corporation to receive an Award and (ii) is party to an agreement setting forth the terms of the Award, as appropriate.
W.	“Performance Agreement” means an agreement described in Section 8 of this Plan.
X.	“Performance Objectives” means the performance objectives established by the Committee pursuant to this Plan for Participants who have received grants of Awards. Performance Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Affiliate, division, department or function within the Corporation or Affiliate in which the Participant is employed or has responsibility. Any Performance Objectives applicable to Awards to the extent that such an Award is intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code shall be limited to specified levels of or increases in the Corporation’s or a business unit’s return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, economic value added, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, sales growth, gross margin return on investment, increase in the Fair Market Price of the shares, net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investments (which equals net cash flow divided by total capital), internal rate of return, increase in net present value or expense targets. The Awards intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code shall be pre-established in accordance with applicable regulations under Section 162(m) of the Code and the determination of attainment of such goals shall be made by the Committee. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation (including an event described in Section 9), or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made to an Award intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code unless the Committee determines that such modification will not result in loss of such qualification or the Committee determines that loss of such qualification is in the best interests of the Corporation.
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Y.	“Performance Period” means a period of time established under Section 8 of this Plan within which the Performance Objectives relating to a Stock Award are to be achieved.
Z.	“Performance Share” means an award pursuant to Section 8 of this Plan of the right to receive shares of Common Stock upon the achievement of specified Performance Objectives.
AA.	“Plan” means this MassRoots, Inc., 2015 Stock Incentive Plan.
BB.	“Repricing” means, other than in connection with an event described in Section 9 of this Plan, (i) lowering the exercise price of an Option after it has been granted or (ii) canceling an Option at a time when the exercise price exceeds the then-Fair Market Value of the Common Stock in exchange for another Option.
CC.	“Restricted Stock Award” means an award of Common Stock under Section 7.B.
DD.	“Securities Act” means the Securities Act of 1933, as amended.
EE.	“Stock Award” means a Stock Bonus Award, Restricted Stock Award, Stock Appreciation Right, Deferred Shares, or Performance Shares.
FF.	“Stock Bonus Award” means an award of Common Stock under Section 7.A.
GG.	“Stock Award Agreement” means a written agreement between the Corporation and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.
HH.	“Stock Option Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.
II.	“Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.
JJ.	“Ten Percent Owner” means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a Parent or Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for such Eligible Person’s brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

3. implementation, interpretation and Administration

A.	Delegation to Board Committee. The Board shall have the sole authority to implement, interpret, and/or administer this Plan unless the Board delegates all or any portion of its authority to implement, interpret, and/or administer this Plan to a Committee. To the extent not prohibited by the Certificate of Incorporation or Bylaws of the Corporation, the Board may delegate all or a portion of its authority to implement, interpret, and/or administer this Plan to a Committee of the Board appointed by the Board and constituted in compliance with the applicable Corporation Law. The Committee shall consist solely of two (2) or more Directors who are (i) Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; (ii) to the extent required by the rules of the market on which the Corporation’s shares are traded or the exchange on which the Corporation’s shares are listed, “independent” within the meaning of such rules; and (iii) at such times as an Award under this Plan by the Corporation is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards and administration of the Awards by a committee of “outside directors” is required to receive such relief), “outside directors” within the meaning of Section 162(m) of the Code.
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B.	Delegation to Officers. The Committee may delegate to one or more officers of the Corporation the authority to grant and administer Awards to Eligible Persons who are not Directors or executive officers of the Corporation; provided that the Committee shall have fixed the total number of shares of Common Stock that may be subject to such Awards. No officer holding such a delegation is authorized to grant Awards to himself or herself. In addition to the Committee, the officer or officers to whom the Committee has delegated the authority to grant and administer Awards shall have all powers delegated to the Committee with respect to such Awards.
C.	Powers of the Committee. Subject to the provisions of this Plan, and in the case of a Committee appointed by the Board, the specific duties delegated to such Committee, the Committee (and the officers to whom the Committee has delegated such authority) shall have the authority:
(i)	To construe and interpret all provisions of this Plan and all Stock Option Agreements, Stock Award Agreements, Performance Agreements, or any other agreement under this Plan.
(ii)	To determine the Fair Market Value of Common Stock in the absence of an established market for the Common Stock.
(iii)	To select the Eligible Persons to whom Awards are granted from time to time hereunder.
(iv)	To determine the number of shares of Common Stock covered by an Award; to determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and to determine such other terms and conditions, not inconsistent with the terms of this Plan, of each such Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or a Stock Award may be exercised or Common Stock issued thereunder, the vesting schedule of an Option, the right of the Corporation to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in this Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to a Stock Award. Such terms may include conditions which shall be determined by the Committee and need not be uniform with respect to Participants.
(v)	To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under this Plan may become transferable or non-forfeitable.
(vi)	To determine whether and under what circumstances an Option or Stock Award may be settled in cash, shares of Common Stock or other property under Section 6.H instead of in Common Stock.

(vii)	To waive, amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award. Except as otherwise provided by this Plan, Stock Option Agreement, Stock Award Agreement or Performance Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that (x) an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant and (y) any other amendment or modification of any Stock Option Agreement, Stock Award Agreement or Performance Agreement that does not, in the opinion of the Committee, adversely affect any rights of any Participant, shall not require such Participant’s consent. Notwithstanding the foregoing, the restrictions on the Repricing of Options, as set forth in this Plan, may not be waived.
(viii)	To prescribe the form of Stock Option Agreements, Stock Award Agreements, Performance Agreements, or any other agreements under this Plan; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan. Except for the due execution of the award agreement by both the Corporation and the Participant, the Award’s effectiveness will not be dependent on any signature unless specifically so provided in the award agreement.

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The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that the Committee may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Committee or in connection with the implementation, interpretation, and administration of this Plan shall be final, conclusive and binding on all persons having an interest in this Plan.

4. Eligibility

A.	Eligibility for Awards. Awards, other than Incentive Stock Options, may be granted to any Eligible Person selected by the Committee. Incentive Stock Options may be granted only to employees of the Corporation or a Parent or Subsidiary.
B.	Eligibility of Consultants. A Consultant shall be an Eligible Person only if the offer or sale of the Corporation’s securities would be eligible for registration on Form S-8 Registration Statement (or any successor form) because of the identity and nature of the service provided by such person, unless the Corporation determines that an offer or sale of the Corporation’s securities to such person will satisfy another exemption from the registration under the Securities Act and complies with the securities laws of all other jurisdictions applicable to such offer or sale. Accordingly, an Award may not be granted pursuant to this Plan for the purpose of the Corporation obtaining financing or for investor relations purposes.
C.	Substitution Awards. The Committee may make Awards under this Plan by assumption, in substitution or replacement of performance shares, phantom shares, stock awards, stock options or similar awards granted by another entity (including an Affiliate) in connection with a merger, consolidation, acquisition of property or stock or similar transaction. Notwithstanding any provision of this Plan (other than the maximum number of shares of Common Stock that may be issued under this Plan), the terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

5. Common Stock Subject to Plan

A.	Share Reserve and Limitations on Grants. The maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options (without regard to whether payment on exercise of the Stock Option is made in cash or shares of Common Stock), (ii) issued pursuant to Stock Awards shall be 4,500,000 shares. The number of shares of Common Stock subject to the Plan shall be subject to adjustment as provided in Section 9. Notwithstanding any provision hereto to the contrary, shares subject to the Plan shall include shares forfeited in a prior year as provided herein. For purposes of determining the number of shares of Common Stock available under this Plan, shares of Common Stock withheld by the Corporation to satisfy applicable tax withholding obligations pursuant to Section 10 of this Plan shall be deemed issued under this Plan. No single participant may receive more than 25% of the total Options awarded in any single year.
B.	Reversion of Shares. If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock which were subject thereto shall become available for future grant under this Plan. Shares of Common Stock that have been actually issued under this Plan shall not be returned to the share reserve for future grants under this Plan; except that shares of Common Stock issued pursuant to a Stock Award which are forfeited to the Corporation or repurchased by the Corporation at the original purchase price of such shares, shall be returned to the share reserve for future grant under this Plan.
C.	Source of Shares. Common Stock issued under this Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation.

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6. Options

A.	Award. In accordance with the provisions of Section 4, the Committee will designate each Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the exercise price of such Option, the vesting schedule applicable to such Option, the expiration date of such Option, events of termination of such Option, and any other terms of such Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.
B.	Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:
(i)	The exercise price per share for Common Stock subject to an Option shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.
(ii)	The exercise price per share for Common Stock subject to an Incentive Stock Option granted to a Participant who is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.
C.	Maximum Option Period. The maximum period during which an Option may be exercised shall be ten (10) years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the date of grant, such Option shall not be exercisable after the expiration of five (5) years from the date of grant.
D.	Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any Participant are exercisable for the first time during any calendar year (under all stock option plans of the Corporation or any Parent or Subsidiary) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options shall not be deemed to be Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.
E.	Nontransferability. Options granted under this Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and, during the lifetime of the Participant, shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant through a gift or domestic relations order to the Participant’s family members to the extent such transfer complies with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations). The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant, unless such obligation is to the Corporation itself or to an Affiliate.
F.	Vesting. Options will vest as provided in the Stock Option Agreement.
G.	Termination. Options will terminate as provided in the Stock Option Agreement.
H.	Exercise. Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock. The Participant may face certain restrictions on his/her ability to exercise Options and/or sell underlying shares when such Participant is potentially in possession of insider information. The Corporation will make the Participant aware of any formal insider trading policy it adopts, and the provisions of such insider trading policy (including any amendments thereto) shall be binding upon the Participant.
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I.	Payment. Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee or if the Common Stock is traded on an established securities market, by payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer or by delivery of the Common Stock to the broker-dealer with an irrevocable commitment by the broker-dealer to forward the exercise price to the Corporation. With the consent of the Committee, payment of all or a part of the exercise price of an Option may also be made (i) by surrender to the Corporation (or delivery to the Corporation of a properly executed form of attestation of ownership) of shares of Common Stock that have been held for such period prior to the date of exercise as is necessary to avoid adverse accounting treatment to the Corporation, or (ii) any other method acceptable to the Committee. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.
J.	Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Corporation.

K.	Disposition and Stock Certificate Legends for Incentive Stock Option Shares. A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Chief Financial Officer of the Corporation or is his/her absence, the Chief Executive Officer. The Corporation may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Options issued under this Plan be endorsed with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR TO ___, 20___, IN THE ABSENCE OF A WRITTEN STATEMENT FROM THE CORPORATION TO THE EFFECT THAT THE CORPORATION IS AWARE OF THE FACTS OF SUCH SALE OR TRANSFER.

The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option.

L.	No Repricing. In no event shall the Committee permit a Repricing of any Option without the approval of the stockholders of the Corporation.

7. Stock Awards

A.	Stock Bonus Awards. Stock Bonus Awards may be granted by the Committee. Each Stock Award Agreement for a Stock Bonus Award shall be in such form and shall contain such terms and conditions (including provisions relating to consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Bonus Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Stock Bonus Awards need not be identical.
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B.	Restricted Stock Awards. Restricted Stock Awards may be granted by the Committee. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions (including provisions relating to purchase price, consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Restricted Stock Awards need not be identical. Vesting of any grant of Restricted Stock Awards may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.
C.	Deferred Shares. The Committee may authorize grants of Deferred Shares to Participants upon the recommendation of the Corporation’s management, and upon such terms and conditions as the Committee may determine in accordance with the following provisions:
(i)	Each grant shall constitute the agreement by the Corporation to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.
(ii)	Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the date of grant.
(iii)	Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.
(iv)	During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.
(v)	Any grant, or the vesting thereof, may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.
(vi)	Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan. The terms and conditions of the agreements for Deferred Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Deferred Shares need not be identical.

8. Performance Shares

A.	The Committee may authorize grants of Performance Shares, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:
(i)	Each grant shall specify the number of Performance Shares to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.
(ii)	The Performance Period with respect to each Performance Share shall commence on the date established by the Committee and may be subject to earlier termination in the event of a change in control of the Corporation or similar transaction or event.
(iii)	Each grant shall specify the Performance Objectives that are to be achieved by the Participant.
(iv)	Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.
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(v)	Each grant shall specify the time and manner of payment of Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.
(vi)	Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant.
(vii)	Any grant of Performance Shares may provide for the payment to the Participant of dividend or other distribution equivalents thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.
(viii)	If provided in the terms of the grant and subject to the requirements of Section 162(m) of the Code (in the case of awards intended to qualify for exception therefrom), the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the date of grant that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.
(ix)	Each grant shall be evidenced by an agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan. The terms and conditions of the agreements for Performance Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Performance Shares need not be identical.
(x)	Until the achievement of the Performance Objectives and the resulting issuance of the Performance Shares, the Participant shall not have any rights as a stockholder in the Performance Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

9. Changes in Capital Structure

A.	No Limitations of Rights. The existence of outstanding Awards shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
B.	Changes in Capitalization. If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and other Awards hereunder and (ii) the number of and class of shares then reserved for issuance under this Plan and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be appropriately and proportionately adjusted. The conversion of convertible securities of the Corporation shall not be treated as effected “without receiving consideration.” The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.
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C.	Merger, Consolidation or Asset Sale. If the Corporation is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while Options or Stock Awards remain outstanding under this Plan, unless provisions are made in connection with such transaction for the continuance of this Plan and/or the assumption or substitution of such Options or Stock Awards with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options and Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the Stock Option Agreement or Stock Award Agreement, terminate immediately as of the effective date of any such merger, consolidation or sale.

D.	Limitation on Adjustment. Except as previously expressly provided, neither the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.

10. Withholding of Taxes

The Corporation or an Affiliate shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Corporation or Affiliate in good faith believes is imposed upon it in connection with U.S federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements; (ii) tender back to the Corporation shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income; (iii) deliver to the Corporation previously acquired Common Stock; (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant; (v) pay the Corporation or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Corporation or its Affiliate with respect to the Option of Stock Award; or (vi) establish a 10b5-1 trading plan for withheld stock designed to facilitate the sale of stock in connection with the vesting of such shares, the proceeds of which shall be utilized to make all applicable withholding payments in a manner to be coordinated by the Corporation’s Chief Financial Officer.

11. Compliance with Law and Approval of Regulatory Bodies

A.	General Requirements. No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed. The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. In the absence of an effective and current registration statement on an appropriate form under the Securities Act, or a specific exemption from the registration requirements of the Securities Act, shares of Common Stock issued under this Plan shall be restricted shares. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option is exercised may bear such restrictive legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.
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B.	Participant Representations. The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Corporation, as to the application of such exemption thereto.

12. General Provisions

A.	Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Corporation or an Affiliate, (ii) in any way affect any right and power of the Corporation or an Affiliate to change an individual’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefor or (iii) except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of this Plan.
B.	Use of Proceeds. The proceeds received by the Corporation from any sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.
C.	Unfunded Plan. This Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any Participant with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

D.	Rules of Construction. Headings are given to the Sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.
E.	Choice of Law. This Plan and all Stock Option Agreements, Stock Award Agreements, and Performance Agreements (or any other agreements) entered into under this Plan shall be interpreted under the Corporation Law excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the Corporation Law.
F.	Fractional Shares. The Corporation shall not be required to issue fractional shares pursuant to this Plan. The Committee may provide for elimination of fractional shares or the settlement of such fractional shares in cash.
G.	Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Corporation or any Affiliate outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Corporation.

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13. Amendment and Termination

The Board may amend or terminate this Plan from time to time; provided, however, stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under this Plan, except as contemplated herein; (ii) changes the class of employees eligible to receive Incentive Stock Options; (iii) modifies the restrictions on Repricings set forth in this Plan; or (iv) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Corporation shares are traded or exchange on which the Corporation shares are listed. Except as specifically permitted by this Plan, any Stock Option Agreement or any Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant. Any amendment requiring stockholder approval shall be approved by the stockholders of the Corporation within twelve (12) months of the date such amendment is adopted by the Board.

14. Effective Date of Plan; Duration of Plan

A.	This Plan shall be effective upon adoption by the Board, subject to approval within twelve (12) months by the stockholders of the Corporation. Unless and until the Plan has been approved by the stockholders of the Corporation, no Option or Stock Award may be exercised, no shares of Common Stock may be issued under this Plan. In the event that the stockholders of the Corporation shall not approve the Plan within such twelve (12) month period, the Plan and any previously granted Options or Stock Awards shall terminate.
B.	Unless previously terminated, this Plan will terminate ten (10) years after the earlier of (i) the date this Plan is adopted by the Board, or (ii) the date this Plan is approved by the stockholders, except that Awards that are granted under this Plan prior to its termination will continue to be administered under the terms of this Plan until the Awards terminate, expire or are exercised.

IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed by a duly authorized officer as of the date of adoption of this Plan by the Board of Directors.

MASSROOTS, INC.

By:	/s/ Isaac Dietrich
Isaac Dietrich
Chief Executive Officer

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